Financial investments	12 Months Ended
Dec. 31, 2020
Financial investments
Financial investments

6    Financial investments

	2020	2019
Financial investments (a)	721,935	577,398
Financial investments in foreign currency	542	1,629
Other	517	467
	722,994	579,494
Current	712,645	574,804
Non-current	10,349	4,690
(a)

Financial investments correspond to investments managed by highly rated financial institutions. As of December 31, 2020, the average interest on these investments are equivalent to 101.3% (2019: 99.9%) of the CDI. The average CDI rate during the year was 0.38% per month. The increase in the balance is mainly due to follow-on public offering and loans acquired, as described in Notes 1.2 and 15.